UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – October 21, 2010

VUZIX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

75 Town Centre Drive, Rochester, New York 14623
(Address of principal executive offices)(Zipcode)

(585) 359-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As reported in its report on Form 8-K filed with the Commission on June 2, 2010, Vuzix Corporation (the “Company”) and Kopin Corporation (“Kopin”) are parties to a revolving line of trade credit agreement (the “Credit Agreement”), pursuant to which Kopin extended to the Company a revolving line of credit of up to $250,000 in principal amount to finance the Company’s purchase of microdisplays from Kopin.  The Company and Kopin have entered into an agreement to increase the amount of credit available under the Credit Agreement from $250,000 to $500,000.  That amendment was effective upon its approval by the TSX Venture Exchange, which was obtained on October 21, 1010.  With the exception of the increase in the amount of the line of credit, the terms of the Credit Agreement remain unchanged.

Pursuant to the amendment to the credit agreement, the Company issued to Kopin a warrant to purchase up to 555,555 shares of the Company’s common stock at an exercise price of CDN$0.12 per share. The warrant is exercisable at any time until the earlier to occur of: (i) the later of (a) the maturity date of the promissory note issued pursuant to the Credit Agreement, as amended, and (b) such time as the Company’s obligations under the Credit Agreement, as amended, have been paid in full; (ii) May 21, 2015 (iii) five (5) business days after the date when no advances under the Credit Agreement, as amended (“Advances”) are outstanding and either and either (a) Kopin has declined to make any further Advances because there shall have been an event or circumstance or change in condition that has or could reasonably be expected to have a material adverse effect on the Company its operations or its business or (b) the obligation of Kopin to make any further Advances has terminated or expired.

The foregoing description is qualified in its entirety by reference to the copies of the credit agreement, security agreement and common stock purchase warrant attached to the Company’s its report on Form 8-K filed with the Commission on June 2, 2010 and to the Amendment to the credit agreement and the common stock purchase warrant attached hereto as Exhibits 10.1 and 4.1 respectively, which are incorporated herein by reference. A copy of the press release issued by the Company in connection with the amendment to the credit agreement is attached hereto as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 2.03 of this Current Report on Form 8-K regarding the Amendment to Credit Facility is incorporated by reference in this Item 3.02.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Common Stock Purchase Warrant dated as of October 21, 2010 issued by the Company to Kopin Corporation.

10.1	Amendment to Revolving Line of Trade Credit Agreement dated as of October 8, 2010 by and between the Company and Kopin Corporation.

99.1	Press release issued by the Company on October 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2010	VUZIX CORPORATION

	By:	/s/ Paul J. Travers
Paul J. Travers Chief Executive Officer and President